SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2003

ELECTRIC CITY CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-2791	36-4197337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1280 Landmeier Road Elk Grove Village, IL 60007-2410
(Address of Principal Executive Officers and Zip Code)

Issuer’s telephone number, including area code: (847) 437-1666

Item 5.           Other Event

Electric City Corp. entered into a financing arrangement with Laurus Master Fund, Ltd. (“Laurus” or the “Holder”) as of September 11, 2003, providing for a $1,000,000 term loan (the “Term Loan”) and a revolving credit facility of up to $2,000,000.  The principal documents involved are a Securities Purchase Agreement, two Security Agreements, a Convertible Term Note, two warrants to purchase common stock of the Company (one relating to the revolving loan facility and one relating to the term loan), two registration rights agreements (one with respect to the revolving loan facility and one with respect to the term loan), and an agreed form of Secured Convertible Revolving Note.  All of the documents are dated September 11, 2003, except that no Secured Convertible Revolving Note has been executed or delivered yet.  When the Company desires to access the revolving credit facility, it will execute and deliver to Laurus one or more Secured Convertible Revolving Notes (which, in the aggregate, will not exceed $2,000,000).

The Term Loan has a term of two years and accrues interest at the greater of prime plus 1.75% or 6%.  Interest on the Term Loan will be due monthly in arrears and the loan will amortize at the rate of $50,000 per month being February 1, 2004.  The Company has the option of paying scheduled interest and principal, or prepaying all or a portion of the Term Loan with shares of its common stock at the fixed conversion price of $2.12 per share, provided that the closing price of its common stock is greater than $2.43 per share for the 11 trading days immediately proceeding the payment date and that the shares are registered with Securities and Exchange Commission.  The Holder also has the option to convert all or a portion of the Term Loan into shares of the Company’s common stock at any time, subject to certain limitations, at a fixed conversion price of $2.12 per share.  The Term Loan is secured by a blanket lien on all the Company’s assets, except for its real estate.  In conjunction with the Term Loan, Laurus was paid a fee of $50,000 and received a warrant to purchase up to 140,000 shares of the Company’s common stock at prices ranging from $2.44 per share to $3.07 per share.  All stock conversion prices and exercise prices are subject to adjustment for stock splits, stock dividends or similar events.

The revolving credit facility provides for borrowings of up to the lesser of (i) $2 million or (ii) 90% of the Company’s eligible accounts receivable.  The Company did not elect to borrow under the facility at closing.  The revolving credit facility also has a term of two years and accrues interest at the rate of prime plus 1.75%.  The Company has the option of paying interest and principal, or prepaying all or a portion of the advances under each Secured Convertible Revolving Note it issues with shares of its common stock at the fixed conversion price of $2.12 per share, provided that the closing price of its common stock is greater than $2.43 per share for the 11 trading days immediately proceeding the payment date and that the shares are registered with Securities and Exchange Commission.  In addition, the Holder has the option to convert all or a portion of the advances under any Secured Convertible Revolving Note into shares of the Company’s common stock at any time, subject to certain limitations, at a fixed conversion price of $2.12 per share.  The revolving credit facility is also secured by a blanket lien on all the Company’s assets, except for its real estate.  In conjunction with the revolving credit facility, Laurus was paid a fee of $100,000 and received a warrant to purchase up to 280,000 shares of the Company’s common stock at prices ranging from $2.54 per share to $3.18 per share.  All stock conversion prices and exercise prices are subject to adjustment for stock splits, stock dividends or similar events.

The Company agreed to file a registration statement with the Securities and Exchange Commission within 45 days covering the shares issuable upon conversion of the Term Loan and the exercise of Laurus’ warrants.

Wall and Broad Equities acted as placement agent for the Company with respect to the transaction and was paid a placement agent fee of $100,000 and received a warrant to purchase up to 50,000 shares of the Company’s common stock at $1.00 per share.

The financing was exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation D of the Securities Act.

The description of the Securities Purchase Agreement, the Security Agreements, the Convertible Term Note and the other principal documents are not intended to be complete and are qualified in their entirety by the complete text of the Securities Purchase Agreement, the Security Agreements, the Convertible Term Note, Common Stock Purchase Warrant No. 58, Common Stock Purchase Warrant No. 59, the Registration Rights Agreements and the form of Secured Convertible Revolving Note, which are attached as exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 respectively, to this report and are incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

(a)	Not Applicable
(b)	Not Applicable
(c)	Not Applicable

10.1	Securities Purchase Agreement dated September 11, 2003 between Electric City Corp. and Laurus Master Fund, Ltd.

10.2	Convertible Term Note dated September 11, 2003, made by Electric City Corp. in favor of Laurus Master Fund, Ltd.

10.3	Security Agreement dated September 11, 2003 by and between Electric City Corp. and Laurus Master Fund, Ltd.

10.4	Registration Rights Agreement dated September 11, 2003 by and between Electric City Corp. and Laurus Master Fund, Ltd.

10.5	Common Stock Purchase Warrant dated September 11, 2003 issued by Electric City Corp. in favor of Laurus Master Fund, Ltd.

10.6	Form of Secured Convertible Revolving Note dated September 11, 2003, made by Electric City Corp. in favor of Laurus Master Fund, Ltd.

10.7	Security Agreement dated September 11, 2003 by and between Electric City Corp. and Laurus Master Fund, Ltd.

10.8	Registration Rights Agreement dated September 11, 2003 by and between Electric City Corp. and Laurus Master Fund, Ltd.

10.9	Common Stock Purchase Warrant dated September 11, 2003 issued by Electric City Corp. in favor of Laurus Master Fund, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ELECTRIC CITY CORP.

Dated:	September 16, 2003	By:	/s/ Jeffrey R. Mistarz

Jeffrey R. Mistarz

Chief Financial Officer & Treasurer (principal financial and accounting officer)

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Securities Purchase Agreement dated September 11, 2003 between Electric City Corp. and Laurus Master Fund, Ltd.

10.2	Convertible Term Note dated September 11, 2003, made by Electric City Corp. in favor of Laurus Master Fund, Ltd.

10.3	Security Agreement dated September 11, 2003 by and between Electric City Corp. and Laurus Master Fund, Ltd.

10.4	Registration Rights Agreement dated September 11, 2003 by and between Electric City Corp. and Laurus Master Fund, Ltd.

10.5	Common Stock Purchase Warrant dated September 11, 2003 issued by Electric City Corp. in favor of Laurus Master Fund, Ltd.

10.6	Form of Secured Convertible Revolving Note dated September 11, 2003, made by Electric City Corp. in favor of Laurus Master Fund, Ltd.

10.7	Security Agreement dated September 11, 2003 by and between Electric City Corp. and Laurus Master Fund, Ltd.

10.8	Registration Rights Agreement dated September 11, 2003 by and between Electric City Corp. and Laurus Master Fund, Ltd.

10.9	Common Stock Purchase Warrant dated September 11, 2003 issued by Electric City Corp. in favor of Laurus Master Fund, Ltd.